Summary Prospectus January 28, 2026
Virtus KAR International Small-Mid Cap Fund

A: VISAX	C: VCISX	I: VIISX	R6: VRISX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, statement of additional information (“SAI”), and other information about the fund online at www.virtus.com/investor-resources/mutual-fund-documents.

You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary such as a bank, the prospectus and other information will also be available from your financial intermediary.

The fund’s prospectus and SAI both dated January 28, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund has an investment objective of capital appreciation.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 110 of the fund’s prospectus; and (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.”

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses(b)	0.29%	0.29%	0.27%	0.18%
Total Annual Fund Operating Expenses	1.44%	2.19%	1.17%	1.08%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(b)

Not included in the table are extraordinary expenses. If such amounts were reflected in this table, the Other Expenses would have been 0.30% for Class A Shares, 0.30% for Class C Shares, 0.28% for Class I Shares and 0.19% for Class R6 Shares.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$689	$980	$1,294	$2,179
Class C	Sold	$322	$685	$1,175	$2,524
	Held	$222	$685	$1,175	$2,524
Class I	Sold or Held	$119	$372	$644	$1,420
Class R6	Sold or Held	$110	$343	$595	$1,317

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its assets in equity securities of non-U.S. small- and mid-capitalization companies. As of the date of this Prospectus, the fund’s subadviser considers small- and mid-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the MSCI All Country World ex U.S. SMID Cap Index on a rolling three-year basis. As of September 30, 2025, the total market capitalization range of companies included in the MSCI All Country World ex U.S. SMID Cap Index over the past three years was $0 to $29.1 billion. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining whether an issuer is economically tied to a non-U.S. country, the subadviser primarily considers: (i) whether at least 50% of the issuer’s revenues or profits are attributable to goods produced or sold, investments made, or services performed in, a non-U.S. country; (ii) whether the issuer has at least 50% of its assets in a non-U.S. country; and (iii) whether the principal exchange listing for the issuer’s securities or the issuer’s headquarters is in a non-U.S. country.

Equity securities in which the fund invests include common stocks, preferred stocks and American Depositary Receipts (ADRs). The fund may invest in emerging markets issuers. Generally, the fund invests in approximately 30-60 securities at any given time.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.

> Equity Securities Risk: The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Emerging Market Risk: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets. Such securities may also be subject to Sanctions Risk.

> Sanctions Risk: The imposition of sanctions and other similar measures could cause a decline in the value and/or liquidity of securities issued by or tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of transactions, and negatively impact the fund’s liquidity and performance.

> Sector Focused Investing Risk: Events negatively affecting a particular market sector in which the fund focuses its investments may cause the value of the fund’s shares to decrease, perhaps significantly.

> Focused Investment Risk (Industrial-Related Risk): To the extent the fund focuses its investments in a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

> Limited Number of Investments Risk: Because the fund may have a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a fund with a greater number of securities.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), geopolitical risk, acts of terrorism, the spread of infectious illness or other public health issue, recessions, tariffs and other restrictions on trade, or the threat or potential of one or more such events and developments, could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Small and Medium Market Capitalization Companies Risk: The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Depositary Receipts Risk: Investments in foreign companies through depositary receipts may expose the fund to the same risks as direct investments in securities of foreign issuers.

> Equity-Linked Instruments Risk: The performance of equity-linked instruments is subject to similar risks to those of the referenced equity security, in addition to the risk that the equity-linked instruments fail to replicate the performance of the referenced equity security. Equity-linked instruments also expose the fund to counterparty risk, which could result in a loss of all or part of the fund’s investment.

2

> Geographic Investment Risk: To the extent the fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

> Geopolitical Risk: Some countries and regions in which the fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S.and world economies and markets generally, each of which may negatively impact the fund’s investments.

> Liquidity Risk: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the fund.

> Preferred Stocks Risk: Preferred stocks may decline in price, fail to pay dividends when expected, or be illiquid.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken. The effects of taxable gains resulting from large redemptions of fund shares would particularly impact non-redeeming shareholders who do not hold their fund shares in a tax-advantaged or tax-exempt vehicle. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s NAV and liquidity. In addition, a large redemption could result in the fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a style-specific index that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2020, Q2:	23.20%	Worst Quarter:	2020, Q1:	-25.53%

Average Annual Total Returns (for the periods ended 12/31/25)

Class	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	14.33%	0.19%	8.79%
Return After Taxes on Distributions	13.41%	-0.43%	8.25%
Return After Taxes on Distributions and Sale of Fund Shares	9.24%	0.17%	7.20%
Class A Shares
Return Before Taxes	7.68%	-1.20%	7.89%
Class C Shares
Return Before Taxes	13.14%	-0.82%	7.71%
Class R6 Shares
Return Before Taxes	14.37%	0.29%	8.90%
Index
MSCI All Country World ex USA Index (net) (reflects no deduction for fees or expenses)	32.39%	7.91%	8.41%
MSCI All Country World ex USA SMID Cap Index (net) (reflects no deduction for fees or expenses)	30.74%	6.80%	7.87%

The MSCI All Country World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

3

The MSCI All Country World ex USA SMID Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures mid- and small-cap performance across 22 of 23 Developed Market countries (excluding the U.S.) and 24 Emerging Markets countries. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.) (“VIA”).

The fund’s subadviser is Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an affiliate of VIA.

Portfolio Management

The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

> Hyung Kim, Portfolio Manager and Senior Research Analyst at KAR. Mr. Kim has served as a Portfolio Manager of the fund since 2018.

> Craig Thrasher, CFA, Portfolio Manager and Senior Research Analyst at KAR. Mr. Thrasher has served as a Portfolio Manager of the fund since inception in 2012. Mr. Thrasher will be stepping down as portfolio manager on June 30, 2026.

> Victor Zimmermann, CFA, Portfolio Manager and Senior Research Analyst at KAR. Mr. Zimmermann has served as a Portfolio Manager of the fund since January 2026.

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A and Class C Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and (vii) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

The minimums may be reduced or waived in some circumstances. In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares. Ask your financial professional or visit your financial intermediary’s website for more information.

4

Virtus Mutual Funds P.O. Box 534470 Pittsburgh, PA 15253-4470

8532	1-26